UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 3, 2016
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Team Health Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-34583 (Commission File Number)	36-4276525 (I.R.S. Employer Identification No.)
265 Brookview Centre Way, Suite 400 Knoxville, Tennessee (Address of principal executive offices)		37919 (Zip Code)

Registrant’s telephone number, including area code: (865) 693-1000
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On June 2, 2016, Team Health Holdings, Inc., a Delaware corporation (the “Company”), entered into a refinancing amendment (the “Amendment”) to its Second Amended and Restated Credit Agreement, dated as of November 23, 2015 (as amended, supplemented or restated from time to time, the “Credit Agreement”). The Amendment reduced the applicable interest rate with respect to the Company’s existing tranche B term loan facility (the “Existing Tranche B Facility”), which had $1.312 billion outstanding as of March 31, 2016, from 3.75% to 3.00% for eurocurrency rate loans and from 2.75% to 2.00% for base rate loans by replacing the Existing Tranche B Facility with a new tranche B term loan facility (the “New Tranche B Facility”) subject to the lower pricing.
The Amendment requires the Company to pay a 1.00% prepayment penalty if the New Tranche B Facility is repriced in order to effect a reduction in pricing on or prior to December 2, 2016. All other terms of the New Tranche B Facility are substantially identical to the terms applicable to the Existing Tranche B Facility under the Credit Agreement.
The foregoing description of Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by the terms of the Amendment, which is filed as exhibit 10.1 to this Current Report and incorporated by reference herein.
A copy of the press release issued by the Company to announce the Amendment is included as Exhibit 99.1 to this Current Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report is hereby incorporated into this Item 2.03.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TEAM HEALTH HOLDINGS, INC.

Date: June 3, 2016
By:    /s/ David P. Jones
Name: David P. Jones
Title: Executive Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1
Amendment No. 1 dated as of June 2, 2016 to the Second Amended and Restated Credit Agreement dated as of November 23, 2015, among Team Health, Inc., Team Health Holdings, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, each lender from time to time party thereto and Citigroup Global Markets Inc., as Syndication Agent.

99.1	Press Release, dated June 2, 2016.